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EXHIBIT 10.1
NRG Energy, Inc.
$1,100,000,000
7.375% Senior Notes Due 2017
UNDERWRITING AGREEMENT
November 8, 2006

November 8, 2006
To the Representatives of the Underwriters named in Schedule II hereto
Ladies and Gentlemen;
     NRG Energy, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the underwriters named in Schedule II hereto (the “Underwriters”), for whom you are acting as representatives (the “Representatives”), the principal amount of its debt securities identified in Schedule I hereto (the “Securities”), to be issued under the last supplemental indenture specified in Schedule I hereto (the “Indenture”) between the Company and the Trustee identified in such Schedule (the “Trustee”). If the firm or firms listed in Schedule II hereto include only the Representatives listed in Schedule II hereto, then the terms “Underwriters” and “Representatives” as used herein shall each be deemed to refer to such firm or firms. The terms “you” and “your” as used herein shall be deemed to refer to the Representatives.
     The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement, including a prospectus (the file number of which is set forth in Schedule I hereto), on Form S-3, relating to securities (the “Shelf Securities”), including the Securities, to be issued from time to time by the Company. The registration statement as amended to the date of this Agreement, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430B under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement,” and the related prospectus covering the Shelf Securities dated December 21, 2005 in the form first used to confirm sales of the Securities (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Basic Prospectus.” The Basic Prospectus, as supplemented by the prospectus supplement specifically relating to the Securities in the form first used to confirm sales of the Securities (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Prospectus,” and the term “preliminary prospectus” means any preliminary form of the Prospectus. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act (which does not include communications not deemed a prospectus pursuant to Rule 134 of the Securities Act and historical issuer information meeting the requirements of Rule 433(e)(2) of the Securities Act) and “Time of Sale Prospectus” means the Basic Prospectus, each preliminary prospectus, and each free writing prospectus, if any, each identified in Basic Schedule I hereto. As used herein, the terms “Registration Statement,” “Basic Prospectus,” “preliminary prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein.

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The terms “supplement,” “amendment,” and “amend” as used herein with respect to the Registration Statement, the Basic Prospectus, the Time of Sale Prospectus, any preliminary prospectus or free writing prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein.
     1. Representations and Warranties. The Company represents and warrants to and agrees with each of the Underwriters that:
     (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission. The Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) eligible to use the Registration Statement as an automatic shelf registration statement and the Company has not received notice that the Commission objects to the use of the Registration Statement as an automatic shelf registration statement pursuant to Rule 401(g)(2) of the Securities Act.
     (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Time of Sale Prospectus or the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement as of the date hereof does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) the Registration Statement and the Prospectus comply, and as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (v) the Time of Sale Prospectus does not, and at the time of each sale of the Securities in connection with the offering and at the Closing Date (as defined in Section 4), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vi) the Prospectus does not contain and, as amended or

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supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to (A) statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus, each as amended or supplemented, based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein or (B) that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), of the Trustee.
     (c) The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule I hereto, and electronic road shows each furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any free writing prospectus.
     (d) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the state of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus, Prospectus and Registration Statement and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except (i) to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the business or result of operations of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”) and (ii) for jurisdictions not recognizing the legal concepts of good standing or qualification.

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     (e) Each domestic subsidiary of the Company has been duly organized, is validly existing in good standing under the laws of the jurisdiction of its organization, has the power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except (i) to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole and (ii) for jurisdictions not recognizing the legal concepts of good standing or qualification. Except as set forth in the Registration Statement, Time of Sale Prospectus and Prospectus, all of the issued shares of capital stock, or equity interests, as applicable of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except (i) for directors’ qualifying shares or foreign national qualifying capital stock, and (ii) as pledged to secure indebtedness of the Company and/or its subsidiaries pursuant to credit facilities, indentures and other instruments evidencing indebtedness as set forth in the Exchange Act Reports of the Company, Registration Statement, Time of Sale Prospectus and Prospectus and existing on the date hereof) are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims.
     (f) This Agreement has been duly authorized, executed and delivered by the Company.
     (g) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and, on the Closing Date will be, duly delivered by, and will be a valid and binding agreement of, the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability.
     (h) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement will be valid and binding obligations of the Company, in each case enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability, and will be entitled to the benefits of the Indenture.
     (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture and the Securities will not contravene (i) any provision of the amended and restated certificate of incorporation or the amended and restated by-laws of the Company, (ii) or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, (iii) or any applicable law or judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary except that, in the case of clauses (ii) and (iii), for any contravention that would not have a Material Adverse Effect on the Company.

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No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture, or the Securities, except (x) for such consent, approvals, authorizations, orders or qualifications that have been obtained or where failure to do so would not have a Material Adverse Effect on the Company and (y) for the registration of the Securities under the Securities Act, the qualification of the Indenture under the Trust Indenture Act and such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities.
     (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus.
     (k) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings that are disclosed or described in all material respects in the Registration Statement, Time of Sale Prospectus, or the Prospectus and proceedings that are not expected to have a Material Adverse Effect, and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, Time of Sale Prospectus, or the Prospectus or to be filed as exhibits to the Registration Statement that are not described in all material respects or filed, or incorporated by reference as required.
     (l) Each preliminary prospectus supplement filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.
     (m) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

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     (n) The Company and any subsidiary of the Company that is, or after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will be, subject to regulation under the Public Utility Holding Company Act of 2005 (“PUHCA”) as a “holding company,” as such term is defined in PUHCA, will be exempt in accordance with 18 CFR § 366.3 from the accounting, record-retention and reporting requirements of PUHCA.
     (o) Except as set forth in the Registration Statement, Time of Sale Prospectus, or Prospectus, each subsidiary of the Company that is subject to regulation as a “public utility” as such term is defined in the Federal Power Act (“FPA”) and that makes sales of energy or capacity that are not pursuant to a state regulatory authority’s implementation of PURPA (as defined below) has an order from the Federal Energy Regulatory Commission, such order not subject to any pending challenge, investigation, complaint, or other proceeding (other than generic proceedings generally applicable in the industry) (i) authorizing such subsidiary to engage in wholesale sales of electricity and, to the extent permitted under its market-based rate tariff, other transactions at market-based rates and (y) granting such waivers and blanket authorizations as are customarily granted to entities with market-based rate authority, including blanket authorizations to issue securities and to assume liabilities pursuant to Section 204 of the FPA.
     (p) With respect to any subsidiary that owns a “Qualifying Facility” (“QF”) as defined under the Public Utility Regulatory Policies Act and the current rules and regulations promulgated thereunder (“PURPA”), such facility is a QF under PURPA.
     (q) Except as disclosed in the Registration Statement, the Time of Sale Prospectus, or Prospectus, and except for such matters as would not, individually or in the aggregate, result in a Material Adverse Effect, the Company and its subsidiaries (1) are conducting and have conducted their businesses, operations and facilities in compliance with Environmental Laws (as defined below); (2) have duly obtained, possess, maintain in full force and effect, and have fulfilled and performed all of their obligations under any and all permits, licenses or registrations required under Environmental Law (“Environmental Permits”); (3) have not received any notice from a governmental authority or any other third party alleging any violation of Environmental Law or liability thereunder; (4) are not subject to any pending or, to the best knowledge of the Company or any of its subsidiaries, threatened claim in writing or other legal proceeding under any Environmental Laws against the Company or any of its subsidiaries; and (5) do not have knowledge of any applicable Environmental Laws, or any unsatisfied conditions in an Environmental Permit, that, individually or in the aggregate, can reasonably be expected to require any material capital expenditures for either the installation of new pollution control equipment, or a switch in a project’s fuel or any other material modification of current operations in order to maintain the Company’s or the subsidiaries’ compliance with Environmental Law.

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As used in this paragraph, “Environmental Laws” means any and all applicable foreign, federal, state and local laws and regulations, or any enforceable administrative or judicial interpretation thereof, relating to pollution or the protection of human health or the environment, including, without limitation, those relating to (i) emissions, discharges or releases of Hazardous Substances into ambient air, surface water, groundwater or land, (ii) the generation, manufacture, processing, distribution, use, treatment, storage, disposal, release, transport or handling of, or exposure to, Hazardous Substances, (iii) the protection of wildlife or endangered or threatened species, or (iv) the investigation, remediation or cleanup of any Hazardous Substances. As used in this paragraph, “Hazardous Substances” means pollutants, contaminants, hazardous substances, materials or wastes, petroleum, petroleum products and their breakdown constituents, or any other chemical substance regulated under Environmental Laws.
     2. Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective principal amounts of Securities set forth in Schedule II hereto opposite its name at the purchase price set forth in Schedule I hereto.
     3. Public Offering. The Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Securities as soon after this Agreement has become effective as in your judgment is advisable. The Company is further advised by you that the Securities are to be offered to the public upon the terms set forth in the Time of Sale Prospectus.
     4. Payment and Delivery. Payment for the Underwriters’ Securities shall be made by wire transfer in immediately available funds, or other funds immediately available in New York City on the closing date and time set forth in Schedule I hereto, or at such other time on the same or such other date, not later than the fifth business day thereafter, as may be designated by you in writing. The time and date of such payment are hereinafter referred to as the “Closing Date.”
     Payment for the Securities shall be made against delivery to you on the Closing Date for the respective accounts of the several Underwriters of the Securities registered in such names and in such denominations as you shall request in writing not less than two business day prior to the Closing Date, with any transfer taxes payable in connection with the transfer of the Securities to the Underwriters duly paid, against payment of the purchase price therefor.

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     The Company hereby confirms its engagement of Merrill Lynch, Pierce, Fenner & Smith Incorporated as, and Merrill Lynch, Pierce, Fenner & Smith Incorporated hereby confirms its agreement with the Company to render services as, a “qualified independent underwriter” within the meaning of Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. with respect to the offering and sale of the Securities. Merrill Lynch, Pierce, Fenner & Smith Incorporated, solely in its capacity as qualified independent underwriter and not otherwise, is referred to herein as the “Independent Underwriter.”
     5. Conditions to the Underwriters’ Obligations. The several obligations of the Underwriters are subject to the following conditions:
     (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:
     (i) there shall not have occurred any downgrading, nor shall the Company have received any notice from any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of the securities of the Company or any of its subsidiaries or in the rating outlook for the Company; and
     (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus that, in the judgment of the Representatives, is material and adverse and that makes it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offer, sale and delivery of the securities, or market the Securities on the terms and in the manner contemplated in the this agreement and Time of Sale Prospectus.
     (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement that are not qualified by materiality are true and correct in all material respects, and that the representations and warranties of the Company contained in this Agreement that are qualified by materiality are true and correct, in each case, as of the Closing Date, and that the Company has complied in all material respects with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

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     The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.
     (c) The Underwriters shall have received on the Closing Date an opinion and a negative assurance letter of Kirkland & Ellis LLP, outside counsel for the Company, dated the Closing Date, to the effect set forth on Schedule III. Additionally, Tim O’Brien, General Counsel of the Company, and other local counsel of the Company shall provide opinions, dated the Closing Date, as the Representatives shall reasonably request.
     (d) The Underwriters shall have received on the Closing Date an opinion and a negative assurance letter of Latham & Watkins LLP, counsel for the Underwriters, dated the Closing Date to the effect set forth on Schedule III.
     (e) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from KPMG LLP and PricewaterhouseCoopers LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.
     6. Covenants of the Company. The Company covenants with each Underwriter as follows:
     (a) To furnish to the Representatives, without charge, a conformed copy of the Registration Statement (without exhibits thereto) and to deliver to each of the Underwriters during the period mentioned in Section 6(f) below, as many copies of the Time of Sale Prospectus, the Prospectus, any documents incorporated therein by reference therein and any supplements and amendments thereto or to the Registration Statement as the Representatives may reasonably request; provided, that the Company shall not be required to furnish copies of the Prospectus if the conditions of Rule 172(c) under the Securities Act are satisfied by the Company.
     (b) Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to the Representatives a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Representatives reasonably object.

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     (c) To furnish to the Representatives a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Representatives reasonably object.
     (d) Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriters that the Underwriters otherwise would not have been required to file thereunder. For the avoidance of doubt, this paragraph (d) shall not be applicable to the November 8 Issuer FWP (as defined below).
     (e) If the Time of Sale Prospectus is being used to solicit offers to buy the Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which the Time of Sale Prospectus would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which, in the reasonable opinion of counsel for the Underwriters or counsel for the Company, the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the reasonable opinion of counsel for the Underwriters or counsel for the Company, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that either the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.
     (f) If, during such period after the first date of the public offering of the Securities as in the reasonable opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which, in the reasonable opinion of counsel for the Underwriters or counsel for the Company, the Prospectus would include any untrue statement of a material

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fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, not misleading, or if, in the reasonable opinion of counsel for the Underwriters or counsel for the Company, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that either the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law; provided, that the Company shall not be required to furnish copies of the Prospectus if the conditions of Rule 172(c) under the 1933 Act are satisfied by the Company.
     (g) To use its reasonable best efforts to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided, however, that nothing contained herein shall require the Company to qualify to do business in any jurisdiction, to execute a general consent to service of process in any state or to subject itself to taxation in any jurisdiction in which it is otherwise not so subject.
     (h) To make generally available to the Company’s security holders and to the Representatives as soon as practicable an earning statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.
     (i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid the costs and expenses relating to the following matters: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the Securities under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including the filing fees payable to the Commission relating

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to the Securities (within the time required by Rule 456 (b)(1), if applicable), all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, which shall be $10,000 in the aggregate for this offering and the concurrent offerings by the Company of its common stock and mandatory convertible preferred stock, (iv) any fees charged by the rating agencies for the rating of the Securities, (v) the cost of the preparation, issuance and delivery of the Securities, (vi) the costs and charges of any trustee, transfer agent, registrar or depositary, (vii) the document production charges and expenses associated with printing this Agreement and (viii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section; provided however that any costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing or the offering of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, shall be paid or caused to be paid by the Underwriters. It is understood, however, that except as provided in this Section, Section 8 entitled “Indemnity and Contribution,” and the last paragraph of Section 10 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.
     (j) To prepare the issuer free writing prospectus (as defined in Rule 433 promulgated under the Securities Act) attached hereto as Exhibit A (the “November 8 Issuer FWP”) and to file such November 8 Issuer FWP on November 8, 2006 as soon as reasonably practicable.
     (k) If the third anniversary of the initial effective date of the Registration Statement occurs before all the Securities have been sold by the Underwriters, prior to the third anniversary to file a new shelf registration statement and to take any other action necessary to permit the public offering of the Securities to continue without interruption; references herein to the Registration Statement shall include the new registration statement declared effective by the Commission.

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     (l) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase or otherwise acquire debt securities of the Company substantially similar to the Securities (other than (i) the Securities, (ii) commercial paper issued in the ordinary course of business or (iii) securities or warrants permitted with the prior written consent of the Representatives, provided that nothing in this paragraph (l) shall be construed as a limitation on the Company’s ability to consummate, or prevent the Company from consummating the transactions as described in the Time of Sale Prospectus and the Final Prospectus under the heading “The Transactions.”
     7. Covenant of the Underwriters. Each Underwriter severally covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter. For the avoidance of doubt, this Section 7 shall not restrict the dissemination by the Underwriters of the November 8 Issuer FWP.
     8. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act (provided that the Company’s indemnification obligation shall not extend to any free writing prospectus required to be filed by the Company due to an Underwriter’s breach of Section 7) from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or the Prospectus or any amendment or supplement thereto (if the Company furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, (i) with respect to the Registration Statement or

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any amendment thereof, not misleading, and (ii) with respect to any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or the Prospectus or any amendment or supplement thereto (if the Company furnished any amendments or supplements thereto), not misleading in light of the circumstances under which they were made, except in each case insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein.
     (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any other free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or the Prospectus or any amendment or supplement thereto.
     (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel chosen by the indemnifying party and reasonably satisfactory to the indemnified party to represent the indemnified party and any others entitled to indemnification pursuant to this section 9 the indemnifying party may designate in such proceeding and shall pay the reasonably incurred fees and expenses of such counsel related to such proceeding as incurred. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the reasonably incurred fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the indemnifying party shall not, in connection with

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any proceeding or related proceedings in the same jurisdiction, be liable for the reasonably incurred fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such reasonably incurred fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Representatives in the case of parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.
     (d) To the extent the indemnification provided for in Section 8(a) or Section 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of Securities and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover page of the Prospectus bear to the aggregate offering price of the Securities. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amounts of Securities they have purchased hereunder, and not joint.

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     (e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.
     (f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.
     (g) In addition to and without limitation or duplication of the Company’s obligation to indemnify Merrill Lynch, Pierce, Fenner & Smith Incorporated as an Underwriter, the Company also agrees to indemnify and hold harmless the Independent Underwriter, its Affiliates and Selling Agents and each person, if any, who controls the Independent Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any and all loss, liability, claim, damage and expense whatsoever, as incurred, incurred solely as a result of the Independent Underwriter’s participation as a “qualified independent underwriter” within the meaning of Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. in connection with the offering of the Securities.

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If indemnity is sought pursuant to this section 8(g), then, in addition to the fees and expenses of such counsel for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one counsel (in addition to any local counsel) separate from its own counsel and that of the other indemnified parties for the Independent Underwriter in its capacity as a “qualified independent underwriter” and all persons, if any, who control the Independent Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of 1934 Act in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances if, in the reasonable judgment of the Independent Underwriter, there may exist a conflict of interest between the Independent Underwriter and the other indemnified parties. Any such separate counsel for the Independent Underwriter and such control persons of the Independent Underwriter shall be designated in writing by the Independent Underwriter.
     9. Termination. The Underwriters may terminate this Agreement by notice given by the Representatives to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange or the Nasdaq National Market, (ii) trading of any securities of the Company shall have been suspended on the New York Stock Exchange, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in the Representatives judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.
     10. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

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     If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule II bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.
     If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement (other than by reason of a default by any of the Underwriters described in the preceding paragraph), or if for any reason the Company shall be unable to perform its obligations under this Agreement the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, through the Representatives for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.
     11. Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Securities, represents the entire agreement between the Company and the Underwriters with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Securities.

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     (b) The Company acknowledges that in connection with the offering of the Securities: (i) the Underwriters have acted at arms length, are not agents of, and owe no fiduciary duties to, the Company or any other person, (ii) the Underwriters owe the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Underwriters may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.
     12. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
     13. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.
     14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.
     15. Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to you at the address set forth in Schedule I hereto; and if to the Company shall be delivered, mailed or sent to the address set forth in Schedule I hereto.

Very truly yours,

NRG ENERGY, INC.

By:	/s/ Clint Freeland

	Name:	Clint Freeland
	Title:	Vice President and Treasurer

GUARANTORS:

Arthur Kill Power LLC
Astoria Gas Turbine Power LLC
Berrians I Gas Turbine Power LLC
Big Cajun II Unit 4 LLC
Cabrillo Power I LLC
Cabrillo Power II LLC
Chickahominy River Energy Corp.
Commonwealth Atlantic Power LLC
Conemaugh Power LLC
Connecticut Jet Power LLC
Devon Power LLC
Dunkirk Power LLC
Eastern Sierra Energy Company
El Segundo Power, LLC
El Segundo Power II LLC
GCP Funding Company, LLC

Hanover Energy Company

Hoffman Summit Wind Project, LLC
Huntley IGCC LLC
Huntley Power LLC
Indian River IGCC LLC
Indian River Operations Inc.
Indian River Power LLC
James River Power LLC
Kaufman Cogen LP
Keystone Power LLC
Lake Erie Properties Inc.
Long Beach Generation LLC

Louisiana Generating LLC

Middletown Power LLC

Montville IGCC LLC
Montville Power LLC
NEO California Power LLC
NEO Chester-Gen LLC
NEO Corporation
NEO Freehold-Gen LLC
NEO Landfill Gas Holdings Inc.
NEO Power Services Inc.
New Genco GP, LLC
New Genco LP, LLC
Norwalk Power LLC
NRG Affiliate Services Inc.
NRG Arthur Kill Operations Inc.
NRG Asia-Pacific, Ltd.
NRG Astoria Gas Turbine Operations Inc.
NRG Bayou Cove LLC
NRG Cabrillo Power Operations Inc.
NRG Cadillac Operations Inc.
NRG California Peaker Operations LLC
NRG Connecticut Affiliate Services Inc.
NRG Devon Operations Inc.
NRG Dunkirk Operations Inc.
NRG El Segundo Operations Inc.
NRG Generation Holdings, Inc.
NRG Huntley Operations Inc.
NRG International LLC
NRG Kaufman LLC
NRG Mesquite LLC
NRG MidAtlantic Affiliate Services Inc.
NRG Middletown Operations Inc.
NRG Montville Operations Inc.
NRG New Jersey Energy Sales LLC

NRG New Roads Holdings LLC

NRG North Central Operations Inc.
NRG Northeast Affiliate Services Inc.
NRG Norwalk Harbor Operations Inc.
NRG Operating Services, Inc.
NRG Oswego Harbor Power Operations Inc.
NRG Power Marketing Inc.

2

NRG Rocky Road LLC
NRG Saguaro Operations Inc.
NRG South Central Affiliate Services Inc.
NRG South Central Generating LLC
NRG South Central Operations Inc.
NRG South Texas LP
NRG Texas LLC

NRG Texas LP

NRG West Coast LLC
NRG Western Affiliate Services Inc.
Oswego Harbor Power LLC
Padoma Wind Power, LLC
Saguaro Power LLC
San Juan Mesa Wind Project II, LLC
Somerset Operations Inc.
Somerset Power LLC
Texas Genco Financing Corp.
Texas Genco GP, LLC
Texas Genco Holdings, Inc.
Texas Genco LP, LLC
Texas Genco Operating Services, LLC

Texas Genco Services, LP

Vienna Operations Inc.

Vienna Power LLC

WCP (Generation) Holdings LLC

West Coast Power LLC

By:	/s/ Clint Freeland

Name:	Clint Freeland
Title:	Authorized Signatory

3

Accepted as of the date hereof

MERRILL LYNCH, PIERCE, FENNER &
SMITH INCORPORATED

By:	/s/ Richard C. Stoddard
Name: Richard C. Stoddard
Title: Managing Director

MORGAN STANLEY & CO. INCORPORATED

By:	/s/ Todd J. Singer
Name: Todd J. Singer
Title: Executive Director
Acting severally on behalf of themselves and
the several Underwriters named in
Schedule II hereto

4

SCHEDULE I

Representatives:
Merrill Lynch, Pierce,
Fenner & Smith Incorporated, and

Morgan, Stanley & Co.
Incorporated
Indentures:	Base Indenture to be dated as of
February 2, 2006 between the Company
and the Trustee, as supplemented by
the Supplemental Indenture, to be
dated February 2, 2006 and as
further supplemented by the
Supplemental Indenture relating to
the Securities, to be dated November
21, 2006.

Trustee:	Law Debenture Trust Company of New
York

Registration Statement File No.:	333-130549

Time of Sale Prospectus	1.	Prospectus dated December 21,
2005 relating to the Shelf
Securities

	2.	the Preliminary Prospectus
Supplement, dated November 6, 2006
relating to the Securities

	3.	the November 8 Issuer FWP

	4.	the Company’s road show with
respect to the offering that
constitutes a written communication
pursuant to Rule 433 promulgated
under the Securities Act of 1933, as
amended

Securities to be purchased:	7.375% Senior Notes Due 2017

I-1

Aggregate Principal Amount:	$1,100 million

Purchase Price:	100% of the principal amount of the
Securities, plus accrued interest,
if any, from November 8, 2006

Maturity:

7.375% Senior Notes Due 2017	January 15, 2017

Interest Rate:

Coupon:	7.375%

Yield:	7.375%

Interest Payment Dates:

7.375% Senior Notes Due 2017	January 15 and July 15 commencing
July 15, 2007

Closing Date and Time:	November 21, 2006, 9:00 a.m.

Closing Location:	Latham & Watkins LLP
885 Third Avenue
New York, NY 10022

Address for Notices to Underwriters:	Merrill Lynch, Pierce, Fenner &
Smith Incorporated
4 World Financial Center
New York, New York 10080

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Address for Notices to the Company:	NRG Energy, Inc.
211 Carnegie Center
Princeton, NJ 08540-6213

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SCHEDULE II

7.375% Senior Notes
Underwriter	Due 2017
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$770,000,000
Morgan Stanley & Co. Incorporated	330,000,000

Total	$1,100,000,000

II-1